TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042      HV-5776 – PremierSolutions Cornerstone

Supplement dated October 1, 2021 to your Prospectus

1.	FUND NAME CHANGE

Nuveen Santa Barbara Dividend Growth Fund

Effective November 30, 2021, the Nuveen Santa Barbara Dividend Growth Fund will be re-named Nuveen Dividend Growth Fund.

As a result of the change, all references to the Nuveen Santa Barbara Dividend Growth Fund in your Prospectus will be deleted and replaced with Nuveen Dividend Growth Fund.

2.	SUB-ADVISER CHANGE

Effective December 31, 2021, Nuveen Asset Management, LLC (“NAM”) will replace Santa Barbara Asset Management, LLC (“SBAM”) as sub-adviser to the Nuveen Santa Barbara Dividend Growth Fund.

As a result of the change, all references to Santa Barbara Asset Management, LLC in your Prospectus will be deleted and replaced with Nuveen Asset Management, LLC.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.